Intangible Assets, Net - Summary of Estimated Aggregate Amortization Expenses (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2022	¥ 61,246
2023	56,243
2024	55,360
2025	53,500
2026	52,001
Thereafter	278,666
Total	¥ 557,016	$ 87,408	¥ 491,279